Exhibit 10.1

AMENDMENT NO. 1

THIS AMENDMENT NO. 1, dated as of March 20, 2012 (this “Amendment”), to the Credit Agreement, dated as of October 1, 2010 (as the same may e amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among CRESTWOOD MIDSTREAM PARTNERS LP (F/K/A QUICKSILVER GAS SERVICES LP), a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and BNP PARIBAS (“BNP”), as Administrative Agent (the “Administrative Agent”), Swingline Lender and Issuing Bank.

RECITALS:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. The Credit Agreement shall be amended as of the Amendment Effective Date (as defined below) as set forth below.

(a) Amendments to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“Antero Acquisition” shall mean the acquisition by the Antero JV of certain assets of Antero Resources Appalachian Corporation or its affiliates previously identified to the Administrative Agent.

“Antero Investment” shall mean an investment by the Borrower in the Antero JV, the proceeds of which are used by the Antero JV to consummate the Antero Acquisition; provided that the Antero Investment shall not exceed $160,000,000.

“Antero JV” shall mean a joint venture between Crestwood Holdings LLC and the Borrower formed in connection with the Antero Investment.

(b) Amendments to Section 6.04 (Investments, Loans and Advances). Section 6.04 of the Credit Agreement is hereby amended as follows:

(i) by deleting the “and” at the end of Section 6.04(o);

(ii) by replacing the period at the end of Section 6.04(p) with a semicolon and adding “and” immediately thereafter; and

(iii) by adding the following Section 6.04(q) immediately after Section 6.04(p):

“the Antero Investment.”

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date on which (the “Amendment Effective Date”) the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and (ii) the Required Lenders.

SECTION 4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants, as of the Amendment Effective Date, as follows:

(a) Each of the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date);

(b) The Collateral Agreement will be effective, upon and after the consummation of the Antero Acquisition (as defined in the Credit Agreement as amended hereby), to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid, enforceable and fully perfected Lien on, and security interest in, the Equity Interests of the Antero JV held, directly or indirectly, by the Borrower, in each case, that is prior and superior in right to any other Person other than Liens arising (and that have priority) by operation of law; and

(c) No Default or Event of Default exists, both before and after giving effect to this Amendment.

SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6. Amendments; Execution in Counterparts.

(a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders party hereto. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Notice Address:
677 Washington Blvd
Stamford, CT 06901

Attention: Banking Products Services Email: DL-UBSAgency@ubs.com Facsimile: 203-719-4176

BNP PARIBAS

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

Citibank, N.A.

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

The Royal Bank of Scotland plc

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorised Signatory

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Notice Address:
700 Louisiana Street
TX4-213-13-15
Houston, TX 77002

Attention: Ronald E. McKaig Telephone: 713-247-7237 Facsimile: 877-283-7502

Wells Fargo Bank, N.A.

By:	/s/ Charles W. Randall
Name:	Charles W. Randall
Title:	Managing Director

Notice Address:
Wells Fargo Bank, N.A.
1000 Louisiana St., Suite 900
Houston, TX 77002

Attention: Chuck Randall Telephone: 713-319-1306 Facsimile: 713-319-1925

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

Notice Address:
BB&T Capital Markets Energy Group
818 Town & Country Blvd., Suite 410
Houston, TX 77024

Attention: Cheri Allen Telephone: 713-797-2144 Facsimile: 713-932-6285

Royal Bank of Canada

By:	/s/ Jim Allred
Name:	Jim Allred
Title:	Authorized Signatory

Notice Address:
Three World Financial Center
200 Vesey Street
New York, NY 10281-8098

Attention: US Specialized Service Officer Telephone: 416-955-6599 Facsimile: 212-428-2372

REGIONS BANK

By:	/s/ David Valentine
Name:	David Valentine
Title:	Vice President

Notice Address:
5005 Woodway Drive, Suite 110
Houston, TX 77056

Attention: David Valentine Telephone: 713-426-7141 Facsimile: 713-426-7180

BANK OF MONTREAL

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

Notice Address:
700 Louisiana Street, Suite 2100
Houston, TX 77002

Attention: Gumaro Tijerina Telephone: 713-546-9744 Facsimile: 713-223-4007

BARCLAYS BANK PLC,

By:	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Assistant Vice President

Notice Address:
745 Seventh Ave.
New York, NY 10019

Attention: Sreedhar R. Kona Telephone: 212-526-7808 Facsimile: 212-526-5115

CRESTWOOD MIDSTREAM PARTNERS LP

By: Crestwood Gas Services GP LLC, its general partner

By:	/s/ Kelly J. Jameson
Name:	Kelly J. Jameson
Title:	Senior Vice President and General Counsel

Consented to by:

BNP PARIBAS as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

By:	/s/ Chris Lyons
Name:	Chris Lyons
Title:	Managing Director